Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE	Contact: Douglas Beck 1.703.934.3820

Contact: Lynn Morgen MBS Value Partners 1.212.750.5800

ICF International Announces Timing of First Quarter 2007

Earnings Call and Webcast

Fairfax, VA, May 7, 2007 – ICF International (NASDAQ: ICFI) announced today that it will release its first quarter 2007 results after the close of market on May 14, 2007, at which time the earnings release will be available on the company’s Web site at http://investor.icfi.com.

The management of ICF will conduct a webcast and conference call on Monday, May 14, 2007, at 5 p.m. Eastern Daylight Time, to discuss performance for the first quarter of 2007. The firm’s remarks will be followed by a brief question-and-answer period. To participate in the webcast, register at http://investor.icfi.com at least 15 minutes prior to the webcast and download and install any necessary software. An archive of the webcast will be available for one year following the live event.

ICF International (NASDAQ: ICFI) partners with government and commercial clients to deliver consulting services and technology solutions in the energy, environment, transportation, social programs, defense, and homeland security markets. The firm combines passion for its work with industry expertise and innovative analytics to produce compelling results throughout the entire program life cycle, from analysis and design through implementation and improvement. Since 1969, ICF has been serving government at all levels, major corporations, and multilateral institutions. More than 2,000 employees serve these clients worldwide. ICF’s Web site is www.icfi.com.

This document may contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995—that is, statements related to future—not past—events, plans, and prospects. These statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by such forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “guidance,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “seek,” “should,” “will,” “would,” or similar words. You should read statements that contain these words carefully because they discuss our future expectations, contain projections of our future results of operations or of our financial position, or state other forward-looking information, and are subject to factors that could cause actual results to differ materially from those anticipated. For ICF, particular uncertainties that could adversely or positively affect the Company’s future results include but are not limited to: risks related to the government contracting industry, including the timely approval of government budgets, changes in client spending priorities, and the results of government audits and investigations; risks related to our business, including our dependence on contracts with U.S. Federal Government agencies and departments and the State of Louisiana; continued good relations with these and other customers; success in competitive bidding on recompete and new contracts; performance by ICF and its subcontractors under our contract with the State of Louisiana, Office of Community Development, including but not limited to the risks of failure to achieve certain levels of program activities, termination, or material modification of the contract, and political uncertainties relating to The Road Home program; uncertainties as to whether revenues corresponding to the Company’s contract backlog will actually be received; the future of the energy sector of the global economy; our ability to attract and retain management and staff; strategic actions, including attempts to expand our service offerings and client base, the ability to make acquisitions, and the performance and future integration of acquired businesses; risks associated with operations outside the United States, including but not limited to international, regional, and national economic conditions, including the effects of terrorist activities, war, and currency fluctuations; and other risks and uncertainties disclosed in the Company’s filings with the Securities and Exchange Commission. These uncertainties may cause ICF’s actual future results to be materially different than those expressed in the Company’s forward-looking statements. ICF does not undertake to update its forward-looking statements.